UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 1, 2007
AGREE REALTY CORPORATION
(Exact name of registrant as specified in its charter)
Maryland
(State of other jurisdiction of incorporation)

1-12928	38-3148187
(Commission file number)	(I.R.S. Employer Identification No.)

31850 Northwestern Highway
Farmington Hills, MI	48334
(Address of principal executive offices)	(Zip code)
(Registrant’s telephone number, including area code) (248) 737-4190
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 1, 2007, Agree Realty Corporation issued a press release describing its results of operations for the third quarter ended September 30, 2007. The press release is furnished as Exhibit 99.1 to this report and is hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press release, dated November 1, 2007, reporting the Company’s results of operations for the third quarter ended September 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION
/s/ Kenneth R. Howe
Vice President, Finance, Chief Financial Officer

Date: November 2, 2007

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated November 1, 2007, reporting the Company’s results of operations for the third quarter ended September 30, 2007.